Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Roundhill Acquirers Deep Value ETF (DEEP) (the “Fund”),
a series of ETF Series Solutions
July 7, 2021
Supplement to the Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”), each dated December 31, 2020
Andrew Serowik, Todd Alberico, and Gabriel Tan, each a Portfolio Manager of the Adviser, serve as the portfolio managers of the Fund. Mr. Serowik has been a portfolio manager of the Fund since June 2019. Mr. Alberico and Mr. Tan have been portfolio managers of the Fund since June 2021. All references to other portfolio managers and related information should be disregarded.
The “Portfolio Managers” section on page 9 of the Prospectus is replaced with the following:
Andrew Serowik, Todd Alberico, and Gabriel Tan are primarily responsible for the day-to-day management of the Fund.
Mr. Serowik joined the Adviser from Goldman Sachs. He began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman after its acquisition of SLK. During his career of more than 19 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in Finance.
Mr. Alberico joined the Adviser in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in NY with a Bachelor of Science degree in Finance.
Mr. Tan joined the Adviser in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.
The “Other Accounts” information contained in the “Portfolio Managers” section on page 13 of the SAI is replaced with the following:
Other Accounts Managed by the Portfolio Managers. In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Serowik	34	$3.57 billion	1	$89.7 million	0	$0
Todd Alberico	34	$3.57 billion	1	$89.7 million	0	$0
Gabriel Tan	34	$3.57 billion	1	$89.7 million	0	$0
* Information provided is as of May 31, 2021. None of the accounts managed by the Portfolio Managers are subject to performance based advisory fees.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.